UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HYPERFEED TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Paul Pluschkell

President and Chief Executive Officer

Dear Stockholder:

I am pleased to invite you to the annual meeting of stockholders of HyperFeed Technologies, Inc. to be held on Friday, August 4, 2006 at 1:00 p.m., local time, at the Museum of Contemporary Art, The Coast Room, 700 Prospect Street, La Jolla, California.

In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about HyperFeed Technologies, Inc.

Please note that only stockholders of record at the close of business on June 6, 2006, may vote at the meeting. Your vote is important to us and to our business. Whether or not you plan to attend the annual meeting, please complete, date, sign, and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,

PAUL PLUSCHKELL

June 23,2006

HyperFeed Technologies, Inc.

300 SOUTH WACKER DRIVE, SUITE 300

CHICAGO, ILLINOIS 60606

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON

August 4, 2006

TO THE STOCKHOLDERS OF

HYPERFEED TECHNOLOGIES, INC.

Our annual meeting of stockholders will be held on Friday, August 4, 2006 at 1:00 p.m., local time, at the Museum of Contemporary Art, The Coast Room, 700 Prospect Street, La Jolla, California, for the following purposes:

1. To elect five (5) members to our Board of Directors.

2. To approve the HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement.

Only holders of record of our common stock at the close of business on June 6, 2006, will be entitled to notice of, and to vote at, our annual meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote will be kept at HyperFeed at 300 South Wacker Drive, Chicago, Illinois 60606, for ten days before the meeting and will be available at the place of the annual meeting.

By order of the Board of Directors

GEMMA LAHERA

Principal Accounting Officer

and Treasurer

Chicago, Illinois

June 23,2006

HyperFeed Technologies, Inc.

300 SOUTH WACKER DRIVE, SUITE 300

CHICAGO, ILLINOIS 60606

PROXY STATEMENT

The enclosed proxy is solicited by HyperFeed Technologies, Inc. (“HyperFeed”,  the “Company”, or “we”) for use at the annual meeting of our stockholders, to be held on Friday, August 4, 2006 at 1:00 p.m., local time, at the Museum of Contemporary Art, The Coast Room, 700 Prospect Street, La Jolla, California. In addition to solicitation of proxies by mail, proxies may be solicited by our directors, officers and regular employees by personal interview, telephone or telegram, and we will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. We will pay the expense of all such solicitation, including printing and mailing. Any proxy may be revoked at any time before its exercise, by written notice to our Secretary or by attending the meeting and electing to vote in person. This Proxy Statement and the accompanying proxy were initially mailed to stockholders on or about June 23, 2006.

Only holders of record of our common stock at the close of business on June 6, 2006 will be entitled to vote at the meeting or any adjournment or postponement thereof. As of April 6, 2006, 7,643,474 shares of our common stock were outstanding.

Each share of our common stock that you own entitles you to one vote. Holders of shares of our voting stock are not entitled to cumulate their votes in the election of our Board of Directors (the “Board”). A majority of the outstanding shares of our voting stock present in person or by proxy at the annual meeting shall constitute a quorum at the meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of election appointed for the meeting who will also determine whether or not a quorum is present. In determining whether a quorum exists at the meeting for purposes of the election of directors, the inspector of election will treat valid proxies marked “abstain” or proxies required to be treated as broker “non-votes” as present. In determining whether a quorum exists at the meeting for purposes of all other matters, the inspector of election will not treat valid proxies marked “abstain” or proxies required to be treated as broker “non-votes” as present. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker nominee does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. Abstentions with respect to any matter will have the same effect as a vote against that proposal while broker non-votes will have no effect.

The directors nominated shall be elected by a plurality of the votes cast at the annual meeting. This means that the director nominees with the most affirmative votes are elected to fill the available seats. Approval of proposals other than the election of directors requires the affirmative vote of a majority of our outstanding common stock present in person or by proxy at the annual meeting.

PROPOSAL 1:  ELECTION OF DIRECTORS

The Board currently is composed of five (5) directors.

Our directors are elected or appointed to serve until the next annual meeting, or until their successors are elected and shall have qualified. There are five (5) nominees for election as directors at this annual meeting. All nominees have served as directors since our last annual meeting. Each of the nominees for election as directors was recommended by a security holder.

The proxies returned pursuant to this solicitation will be voted by the persons named therein for the election as directors of the persons named below, which persons constitute the Board’s nominees for election of directors. If any nominee is unable to accept the office of director (which is not presently anticipated), the persons named in the proxies will vote for the election of such other persons as they shall determine. The Board recommends that you vote in favor of electing the five (5) nominees.

Information concerning each of the nominees follows:

Name and Principal Occupation	Age	Director Since
Ronald Langley, Chairman of the Board of HyperFeed since 2004; Director of Physicians Insurance Company of Ohio since 1993 and Chairman since 1995; Chairman and Director of PICO Holdings, Inc. since 1996; Director of Vidler Water Company, Inc. since 1995; Director of Citation Insurance Company since 1996; Director of Nevada Land and Resource Company, LLC since 1997; Director of Jungfraubahn Holding AG since 2000.	62	1995

John R. Hart, Director of Physicians Insurance Company of Ohio since 1993 and President and CEO since 1995; Director of Vidler Water Company, Inc. since 1995, Chairman since 1997, and President and CEO since 1998; Director, President and CEO of PICO Holdings, Inc. since 1996; Director and Chairman of Citation Insurance Company since 1996; Director, Chairman, President and CEO of Nevada Land and Resource Company, LLC since 1997.	46	1997

Kenneth J. Slepicka,
Chief Executive Officer of Synthonics Inc., an early stage biotechnology company. Director of PICO Holdings, Inc. since 2005; Mr. Slecpicka has also had positions as a Risk Advisor and Portfolio Manager in the financial service industry. He served as President and Treasurer of SBC Warburg Futures Inc. from 1994 to 1998 and Executive Director Fixed Income Trading for O’Connor & Associates from 1985 to 1994. Mr. Slepicka is a former member of the Chicago Board of Trade, Chicago Mercantile Exchange, Chicago Board of Options Exchange, and Pacific Options Exchange. He has held numerous committee memberships at each of the exchanges and has served as a Governor of the Board of Trade Clearing Corporation, member of the FIA Steering Committee and the Federal Reserve FCM Working Group. Mr. Slepicka is currently a Director for the Illinois Fatherhood Initiative.

	50	1998

Louis J. Morgan,
Vice President-Options Trading for IDC Portfolio Management, Inc. since February 2004. From May 1984 until October 1997, Mr. Morgan was Chairman of the Board of HyperFeed. Mr. Morgan served as President of HyperFeed from August 1980 to May 1984 and served as Treasurer from August 1980 to December 1997. From 1962 to 1972, Mr. Morgan was employed as a securities broker and sales manager of a regional New York Stock Exchange member brokerage firm. He was a member of the Chicago Board Options Exchange, Inc. from 1973 to 1986 and served on the Systems Committee of the Chicago Board of Options Exchange, Inc. from 1980 through 1983.

	69	1980

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Name and Principal Occupation	Age	Director Since
Carlos C. Campbell, President, C. C. Campbell & Co.; Director of PICO Holdings, Inc. since 1998; Director of Resource America, Inc; Director of Herley Industries, Inc.	68	2005

Messrs. Slepicka, Morgan, and Campbell are “independent” within the meaning of NASD listing standards.

The Board has established an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Audit Committee assists the Board in fulfilling its oversight responsibilities. The Board adopted a written charter of the Audit Committee in May 2000. The Audit Committee is responsible for, among other things, monitoring HyperFeed’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance. Only outside directors who are not employees of HyperFeed may serve on the Audit Committee, and all members of the Audit Committee are “independent” within the meaning of NASD listing standards and Rule 10a-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of Messrs. Slepicka, Morgan, and Campbell. General Borling was also a member of the Audit Committee through May 2005 at which time General Borling resigned as a director. Mr. Slepicka is deemed to be an Audit Committee financial expert within the meaning of Rule 10a-3 under the Securities Exchange Act of 1934, as amended.

The Audit Committee met seven times in 2005.

The Compensation Committee administers the Company’s stock option plans, including the review and grant of stock options to officers and other employees under the Company’s stock option plans. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves the salary and other matters relating to compensation of the chief executive officer of the Company. The Compensation Committee is comprised of three members, Messrs Langley, Hart, and Slepicka. Mr. Slepicka is “independent” within the meaning of NASD listing standards.

The Compensation Committee met one time in 2005.

The Nominating Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating Committee establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board. The Nominating Committee is comprised of Messrs. Hart and Slepicka. General Borling was also a member of the Nominating Committee through May 2005 at which time General Borling resigned as a director. Mr. Slepicka is “independent” within the meaning of NASD listing standards.

The Nominating Committee does not have a charter nor does the Nominating Committee have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that, in light of the Company’s status as a controlled subsidiary of PICO Holdings, Inc. (“PICO”), it is appropriate for the Nominating Committee to function without a charter or policy with regard to the consideration of any director candidates recommended by security holders.

When the need for a new director arises (whether because of a newly created Board seat or vacancy), the Nominating Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including referrals from other directors or management. The committee reviews the qualifications of each candidate, in light of the current composition of the Board, and considers the relative qualifications of any other candidates. Final candidates are generally interviewed by one or more Board members. The committee then makes a recommendation to the Board based on its review, the results of interviews with the candidate, and all other available information. The Board makes the final decision on whether to nominate any particular candidate to the Board.

The Nominating Committee met once in 2005.

During the year ended December 31, 2005, the Board held four meetings. No director attended less than 75% of all the meetings of the Board and the committees on which he served in 2005.

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Any stockholder who wishes to communicate directly with our Board of Directors may do so by writing to HyperFeed Board of Directors, c/o Corporate Secretary, 300 South Wacker Dr., Suite 300, Chicago IL 60606. The Corporate Secretary will provide all such communications to the Board of Directors on a confidential basis as soon as reasonably practicable following receipt.

The Company has adopted a Code of Ethics that applies to all of the Company’s employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer. A copy of the Code of Ethics is available on the Company’s corporate Web site, which is located at www.hyperfeed.com. The Company also intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate Web site.

Compensation Committee Interlocks and Insider Participation

Messrs. Langley, Hart, and Slepicka are members of the Compensation Committee. None of these directors are employees or former employees of HyperFeed. None of the members of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or Compensation Committee.

Compensation of Directors

On January 1, 2005, we adopted a policy of paying our non-employee directors a retainer fee of $15,000 per year and, in addition, $1,000 per Board meeting, plus travel expenses. Additionally, we adopted a policy of paying Committee members $750 per meeting, plus travel expenses. Also effective January 1, 2005, the Chairman of the Audit Committee will receive a retainer fee of $2,000 per year. Mr. Slepicka received $22,000, General Borling received $17,466, Mr. Morgan received $18,500, and Mr. Campbell received $6,500 for meeting attendance fees and retainers during 2005. Messrs. Hart and Langley each have beneficial ownership of 25.2% of PICO’s shares; however, Messrs. Hart and Langley each disclaim beneficial ownership of the 3,333,333 PICO shares owned by PICO Equity Investors, L. P., pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Therefore, the Company pays meeting attendance fees and retainers for Messrs. Hart and Langley to PICO. Payments accrued for meeting attendance fees and retainers for Messrs. Hart and Langley during 2005 were not paid in 2005 but are expected to be paid in 2006.

On March 24, 1999, we adopted a policy of granting options to non-employee directors. No non-employee directors received an option grant in 2005.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1. THE PERSONS NAMED ON THE ENCLOSED PROXY CARD INTEND TO VOTE THE PROXIES SOLICITED HEREBY “FOR” THE ELECTION OF THE NOMINEES UNLESS SPECIFICALLY DIRECTED OTHERWISE ON SUCH PROXY CARD.

PROPOSAL 2:  APPROVAL OF THE HYPERFEED TECHNOLOGIES, INC. 2005 LONG-TERM INCENTIVE PLAN

At the annual meeting, the stockholders will be asked to approve the HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan (the “2005 Incentive Plan”). The Company’s Board of Directors approved the 2005 Incentive Plan on November 4, 2005, subject to approval by the shareholders.

Summary of the 2005 Incentive Plan

The following summary of the 2005 Incentive Plan is qualified in its entirety by the specific language of the 2005 Incentive Plan, a copy of which is attached as Appendix A.

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General

The purpose of the 2005 Incentive Plan is to advance the interests of the Company and its shareholders by providing a variety of incentives for employees, officers, consultants, and non-employee Directors to increase shareholders’ equity and provide a mechanism whereby the participants in the 2005 Incentive Plan will be able to participate in an increase in share price. The 2005 Incentive Plan seeks to achieve this by providing for grants in the form of stock options, stock-settled stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, deferred compensation awards, and other forms of stock-based awards, although it is not anticipated that all these forms of awards will be granted simultaneously.

Shares Subject to 2005 Incentive Plan

The maximum aggregate number of shares of the Company’s stock that may be issued under the 2005 Incentive Plan is 646,120 and shall consist of authorized but unissued shares. Appropriate adjustments will be made to the number of shares that may be issued under the 2005 Incentive Plan, and to any outstanding awards, in the event of a stock split, reverse stock split, stock dividend, recapitalization, or similar change in the Company’s capital structure. If an outstanding award for any reason expires or is canceled or terminated without having been exercised or settled in full, the shares of stock allocable to the expired, canceled, or terminated award shall again be available for issuance under the 2005 Incentive Plan.

Administration

The 2005 Incentive Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 2005 Incentive Plan, the Committee will determine in its discretion the persons to whom and the times at which awards under the 2005 Incentive Plan will be granted, the number of any awards, and all of the terms and conditions of any awards. The Committee will have the authority to interpret the 2005 Incentive Plan and any such interpretation by the Committee will be binding.

Features of 2005 Incentive Plan

(1)

The 2005 Incentive Plan shall continue in effect until the earlier of: (i) its termination by the Board of Directors; or (ii) the date on which all shares of stock available for issuance under the 2005 Incentive Plan have been issued and all restrictions on such shares under the grant of any awards have lapsed. Incentive Stock Options cannot be granted later than ten (10) years from the date of shareholder approval of the Plan. In addition, all other awards must be granted, if at all, within ten (10) years from the date of shareholder approval of the Plan.

(2)

The Board may amend or terminate the Plan at any time. However, without the approval of the Company’s shareholders there can be: (i) no increase in the maximum aggregate number of shares that may be issued under the Plan (except for adjustments for stock splits, recapitalizations, etc.); and (ii) no other amendment of the 2005 Incentive Plan that would require approval of the Company’s shareholders under any applicable law or regulation.

(3)	The vesting of all awards granted by the Committee shall be determined at the time of grant by the Committee. However, Deferred Compensation Awards are not subject to a vesting schedule.

Forms of Awards

On November 4, 2005, the Board of Directors granted freestanding, stock-settled stock appreciation rights for 335,494 shares of the Company’s common stock at an exercise price of $1.75 per share to certain employees of the Company under the 2005 Incentive Plan, if said 2005 Incentive Plan is approved by the Company’s shareholders.

The following forms of awards may be made to officers, employees, consultants, and non-employee Directors by the Committee:

(1)

Stock Options. Stock options are the right to purchase shares of the Company at a stated price for a specified period of time. The Committee may grant awards in the form of Incentive Stock Options or Nonstatutory Stock Options. The exercise price for all Stock Options shall be established in the discretion of the Committee. However, the exercise

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price per share cannot be lower than the fair market value of the Company’s stock on the date the award is made. In the case of an award of Incentive Stock Options to a participant who owns 10% or more of the Company’s stock, the exercise price per share cannot be less than 110% of the Company’s fair market value of the Company’s stock on the date the award is made. Within those limitations, the Committee, in its discretion, will establish the terms and conditions for Stock Options awarded as to exercise price per share, number, and term. Incentive Stock Options awarded to a 10% owner of the Company’s shares expire not later than five years after the award is effective.

(2)

Stock-Settled Stock Appreciation Rights. The Committee may award stock appreciation rights, which may be granted in tandem with a stock option or may be granted independently of an option. Upon receiving an award, the participant will have the right to receive payment in shares of the Company’s stock in an amount equal to the excess of the fair market value of the Company’s stock on the date of exercise over the exercise price.

(3)

Restricted Stock. A Restricted Stock award is the right to receive a share of the Company’s stock on a date determined by the Committee, subject to performance goals established by the Committee in its discretion.

(4)

Performance Awards. The Committee in its discretion may grant Performance Awards, which represent the right to receive a cash payment. The initial value of a performance award shall be equal to the fair market value of the Company’s stock on the date the award is made. The final value shall be determined based on the performance award formula established by the Committee.

(5)

Deferred Compensation Awards. These can be awarded to participants by the Committee in the form of Restricted Stock Units. Before awards can be granted, the Committee must establish a program for highly compensated employees selected in the Committee’s discretion, whereby these employees will receive Restricted Stock Units in lieu of cash compensation, stock otherwise issuable to the employee upon exercise of a Stock Option or the exercise of a SAR, or cash or shares of stock otherwise issuable to the employee when a Performance Award is settled.

(6)

Other Stock-Based Awards. In addition, the Committee, in its sole discretion, may carry out the purpose of this 2005 Incentive Plan by granting Stock-Based Awards as it determines to be in the best interests of the Company and subject to terms and conditions the Committee considers necessary and appropriate.

New Plan Benefits
HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan

Name and position	Dollar Value ($ )	Number of Units
Paul Pluschkell, President and Chief Executive Officer	459,071	262,326
Tom Wojciechowski, Executive Vice President of Sales	126,835	72,477
Randall J. Frapart, Senior Vice President and Chief Financial Officer	1,209	691

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the 2005 Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Under the Code, as presently in effect, the grant of an option or SAR or the award of restricted stock under the 2005 Incentive Plan will not generate income to a participant or a deduction to the Company.

Upon exercise of a nonstatutory option or SAR, the participant will normally recognize ordinary income in an amount equal to the difference between the exercise price for the option and the fair market value of the Company’s common stock on the exercise date or, in the case of a SAR, equal to the amount of payment received from the Company (less any exercise price, if applicable). The Company will be entitled to a tax deduction in the same amount as is recognized by the participant and at the same time, provided the Company includes and reports such amounts on a timely filed Form W-2 or Form 1099-MISC (or similar such IRS from filing). Upon a disposition of shares acquired upon exercise of a nonstatutory option, any amount received in excess of the fair market value of the shares at the time of exercise of the option generally

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will be treated as long-term or short-term capital gain, depending on the holding period of the shares. The Company will not be entitled to any tax deduction upon such subsequent disposition.

In the case of incentive options, the participant generally does not recognize any ordinary income on the date of grant or exercise. If the participant holds the stock acquired through exercise of an incentive option for one year from the date of exercise and two years from the date of grant, the participant will thereafter recognize long-term capital gain or loss upon a subsequent sale of the stock, based on the difference between the incentive option’s exercise price and the sale price. If the stock is sold before the requisite holding period, the participant will recognize ordinary income based upon the difference between the exercise price and the lesser of the sales price or the fair market value upon the date of exercise. The Company generally will be allowed a business expense deduction only if, and to the extent, the participant recognizes ordinary income.

For awards of restricted stock, the fair market value of the stock is not taxable to the participant as ordinary income until the year the participant’s interest is freely transferable or no longer subject to a substantial risk of forfeiture. Section 83(b) of the Code, however, permits a participant to elect to have the fair market value of the stock taxed as ordinary income in the year the award is received. Dividends on restricted stock are treated as ordinary income at the time paid. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant.

Upon the grant of a performance award, the participant will recognize ordinary income equal to the amount of the award, which amount will be includable in the participant’s taxable income in the year such performance award is paid. The Company will be entitled to a deduction in the same year equal to the amount of the award.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares voted at the annual meeting, either in person or by proxy. Abstentions and broker non-votes will not be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a vote against that proposal while broker non-votes will have no effect.

The Board of Directors believes that adoption of the proposed HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan is in the best interests of the Company and its shareholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO APPROVE THE HYPERFEED TECHNOLOGIES, INC. 2005 LONG-TERM INCENTIVE PLAN. THE PERSONS NAMED ON THE ENCLOSED PROXY CARD INTEND TO VOTE THE PROXIES SOLICITED HEREBY “FOR” THE APPROVAL OF THE HYPERFEED TECHNOLOGIES, INC. 2005 LONG-TERM INCENTIVE PLAN UNLESS SPECIFICALLY DIRECTED OTHERWISE ON SUCH PROXY CARD.

EXECUTIVE OFFICERS

The table below sets forth certain information as of April 6, 2006 with respect to our current executive officers.

Name	Position	Age
Paul Pluschkell (1)	President and Chief Executive Officer	41
Tom Wojciechowski (2)	Executive Vice President of Sales	46
Gemma Lahera (3)	Principal Accounting Officer and Treasurer	36

(1)   President and Chief Executive Officer since January 2004 and President since August 2002. Mr. Pluschkell served as President of Global Crossing’s NextGen from 2001 to August 2002. In another position at a Global Crossing subsidiary, Global Center, he served as Executive Vice President of Global Sales, Marketing, & Products from 2000 to 2001.

(2)   Executive Vice President of Sales since August 2004 and Senior Vice President of the Americas from September 2002 to August 2004. Mr. Wojciechowski was the Senior Vice President at eCredit from 2001 to 2002. He served as Senior Vice President of Exodus/Global Center, a Global Crossing Company, from 2000 to 2001. Between 1998 and 2000, he led MoneyLine Network Inc. as Senior Vice President of Sales and Marketing.

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(3)   Principal Accounting Officer and Treasurer since January 2006. Ms. Lahera served as Manager of Accounting and Finance and Controller of HyperFeed from July 1999 to December 2005.

Executive Compensation

The following table summarizes the compensation for the past three years of the Company’s Chief Executive Officer and the two most highly compensated executive officers who were serving as executive officers and one former executive officers which we collectively refer to as our “named executive officers,” at the end of 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Awards
Name and Principal Position	Year	Salary	Bonus (1)	Other Compensation	Shares Underlying Options/SARs	All Other Compensation (2)

Paul Pluschkell	2005	$360,000	$72,000	—	449,069	$14,507
President and Chief Executive Officer	2004	$300,000	—	—	10,175	$10,019
	2003	$225,000	$337,500	—	35,612	$9,563

Tom Wojciechowski	2005	$240,000	$25,000	—	124,554	$7,098
Executive Vice President of Sales	2004	$194,214	—	—	4,058	$7,409
	2003	$185,000	$25,000	—	14,204	$7,418

Randall J. Frapart (3)	2005	$198,958	$9,250	—	9,942	$8,202
Senior Vice President and Chief	2004	$165,625	—	—	4,058	$6,692
Financial Officer	2003	$160,000	—	—	19,204	$6,333

Joseph Pickel (4)	2005	$120,288	—	—	22,500	$3,565
Chief Operating Officer

(1)   Mr. Pluschkell’s bonus amount for 2003 was calculated in accordance with his Employment Agreement. The bonus amount for all other executives for 2003 was discretionary and determined by the Compensation Committee. These bonuses were accrued in 2003 and paid in first quarter 2004. The bonus amount for all executives for 2005 was discretionary and determined by the Compensation Committee. The 2005 bonuses were paid in fourth quarter 2005.

(2)   All Other Compensation includes matching contributions by the Company under the Company’s 401(k) plan and term life insurance amounts paid by the Company.

(3)   Mr. Frapart left the Company in December 2005.

(4)   The Company employed Mr. Pickel in June 2005. His annual salary for 2005 was $225,000.

The following table shows the total number of options granted to each of our named executive officers during 2005 (both as the number of shares of common stock subject to such options and as a percentage of all options granted to employees during 2005) and, for each of these grants, the exercise price per share of common stock and option expiration date. On November 4, 2005, the Board of Directors granted stock appreciation rights for 335,494 shares of the Company’s common stock at an exercise price of $1.75 per share to certain employees of the Company under the 2005 Incentive Plan, if said 2005 Incentive Plan is approved by the Company’s shareholders.

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OPTION / SAR GRANTS IN 2005 FISCAL YEAR

	Number of Securities Underlying	% of Total Options Granted to Employees in	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Price Appreciation for Options
Name	Options (#)	Fiscal year	($ /Sh)	Date	5%(1)	10%(1)
Paul Pluschkell (2)	5,087	0.8%	$1.75	05/23/10	$2,460	$5,435
Paul Pluschkell (2)	181,656	27.3%	$1.75	11/04/10	$87,829	$194,080
Paul Pluschkell (3)	262,326	39.4%	$1.75	11/04/10	$126,833	$280,267
Tom Wojciechowski (2)	2,029	0.3%	$1.75	05/23/10	$981	$2,168
Tom Wojciechowski (2)	50,048	7.5%	$1.75	11/04/10	$24,198	$53,471
Tom Wojciechowski (3)	72,477	10.9%	$1.75	11/04/10	$35,042	$77,434
Randall J. Frapart (2)	2,029	0.3%	$1.75	05/23/10	$981	$2,168
Randall J. Frapart (2)	7,222	1.1%	$1.75	11/04/10	$3,492	$7,716
Randall J. Frapart (3)	691	0.1%	$1.75	11/04/10	$334	$738
Joseph Pickel (2)	22,500	3.4%	$1.80	06/20/10	$11,189	$24,726

(1)   The dollar amounts under these columns are the result of calculations at the 5% appreciation and 10% appreciation rates for the full term of the options as required by the Securities and Exchange Commission (“SEC”). The dollar amounts presented are not intended to forecast possible future appreciation, if any, of the price of our common stock.

(2)   The 1999 Combined Incentive and Non-Statutory Stock Option Plan was approved by shareholders on June 16, 1999. The options granted will vest ratably over three years.

(3)   The Board of Directors approved the 2005 Incentive Plan on November 4, 2005, subject to approval by the shareholders. These stock-settled SARs will vest ratably over three years.

The following table sets forth, for each of our named executive officers, the total number of shares of common stock underlying unexercised options and the aggregate dollar value of unexercised, in-the-money options / SARs, separately identifying the exercisable and unexercisable options / SARs. The Board of Directors granted stock appreciation rights for 335,494 shares of the Company’s common stock at an exercise price of $1.75 per share to certain employees of the Company under the 2005 Incentive Plan, if said 2005 Incentive Plan is approved by the Company’s shareholders.

AGGREGATED OPTION / SAR EXERCISES IN 2005 FISCAL YEAR

AND FISCAL YEAR-END OPTION / SAR VALUES

			Number of Shares Underlying Unexercised Options/ SARs at FY-End (#)	Value of Unexercised In-the- Money Options / SARs at FY-End ($ )(2)
Name	Shares Acquired on Exercise (#) (1)	Value Realized ($ )(1)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Paul Pluschkell	—	—	67,133 / 467,723	— / —
Tom Wojciechowski	—	—	20,822 / 131,994	— / —
Randall J. Frapart	—	—	19,155 / 19,049	— / —
Joseph Pickel	—	—	— / 22,500	— / —

(1)   No options were exercised by any of the named executive officers during 2005. These amounts apply to the 1999 Combined Incentive and Non-Statutory Stock Option Plan.

(2)   These values represent the excess, if any, of the fair market value of the shares of common stock subject to Options / SARs on December 31, 2005 over the respective option prices. The closing price of the Company’s common stock on December 30, 2005 was below the exercise price of all options granted under the 1999 Combined Incentive and Non-Statutory Stock Option Plan and all SARs granted under the 2005 Incentive Plan.

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EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted- average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders(1)	486,950	$2.77	13,050
Equity compensation plans not approved by security holders (2)	335,494	$1.75	310,626
Total	822,444	$2.36	323,676

(1) Consists of the 1999 Combined Incentive and Non-Statutory Stock Option Plan.

(2) Consists of the 2005 Incentive Plan.

Stock Plans

LONG-TERM INCENTIVE PLAN.  We have reserved an aggregate of 646,120 shares of common stock for issuance under our 2005 Incentive Plan, which may be granted to our employees, officers, directors and consultants. The 2005 Incentive Plan is administered by our Compensation Committee. Generally, options may be granted in the form of stock options, stock-based stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, deferred compensation awards, and other forms of stock-based awards (as defined in the 2005 Incentive Plan). During the past fiscal year, stock-settled stock appreciation rights for 335,494 shares were granted under the 2005 Incentive Plan, subject to shareholder approval. See Proposal 2, Approval of the HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Mr. Pluschkell had an employment agreement for the period of January 1, 2004 to December 31, 2005 that provided for base salary, for bonuses based on the Company meeting certain financial and performance metrics, and for one year of base salary if he was terminated from the Company. That employment agreement did not contain a change in control clause. Mr. Wojciechowski has an agreement that provides for bonuses based on the Company meeting certain financial and performance metrics through December 31, 2006.

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STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of April 6, 2006 regarding the beneficial ownership of shares of our common stock by each director and named executive officer, and by all current directors and executive officers as a group.

Name	Beneficial Ownership of Shares of Common Stock	Percent of Class (1)
Paul Pluschkell (2)	102,395	1.3%
Ronald Langley (3)	6,367,790	82.0%
John Hart (3)	6,367,790	82.0%
Kenneth J. Slepicka (4)	6,531	*
Louis J. Morgan (5)	6,732	*
Carlos C. Campbell	—	*
Tom Wojciechowski (6)	37,388	*
Randall J. Frapart	—	*
Joseph Pickel	—	*
All Directors and Officers as a Group (9 persons) (7)	6,520,836	84.0%

* Represents holdings of less than 1%.

(1)       The percent of class calculation for each named officer or director includes shares that may be acquired upon exercise of options exercisable within 60 days of April 6, 2006. Such shares are deemed outstanding for computing the percentage beneficially owned, but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)       Includes 84,091 shares of common stock, which may be acquired upon exercise of options exercisable within 60 days of April 6, 2006.

(3)       Mr. Langley, a Director of HyperFeed since 1995, is a Director and Chairman of PICO. Mr. Hart, a Director of HyperFeed since July 1997, is a Director, President and Chief Executive Officer of PICO. Messrs. Hart and Langley each have beneficial ownership of 25.2% of PICO’s shares; however, Messrs. Hart and Langley each disclaim beneficial ownership of the 3,333,333 PICO shares owned by PICO Equity Investors, L. P., pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended. As such, Mr. Langley and Mr. Hart each may be deemed to beneficially own the 6,367,790 shares of our common stock beneficially owned by PICO. This number of shares deemed beneficially owned includes 250,000 shares of common stock that are issuable upon exercise of common stock Purchase Warrants issued to PICO. See “Principal Stockholders.” Mr. Langley and Mr. Hart each disclaim beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended.

(4)       Includes 1,334 shares of common stock, which may be acquired upon exercise of options exercisable within 60 days of April 6, 2006.

(5)       Includes 1,334 shares of common stock, which may be acquired upon exercise of options exercisable within 60 days of April 6, 2006.

(6)       Includes 27,585 shares of common stock, which may be acquired upon exercise of options exercisable within 60 days of April 6, 2006.

(7)       Includes 114,344 shares of common stock, which may be acquired upon exercise of options exercisable within 60 days of April 6, 2006. Includes 250,000 shares of common stock, which may be acquired upon exercise of common stock Purchase Warrants.

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Principal Stockholders

The following table sets forth information as of April 6, 2006 regarding each person other than our directors who were known by us to own beneficially more than 5% of the outstanding shares of common stock. Each person named has sole voting and investment power with respect to the shares beneficially owned by such person.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of April 6, 2006		Percent of Outstanding Shares(1)
PICO Holdings, Inc 875 Prospect Street, Suite 301 La Jolla, California 92037	6,367,790	(2)	82.0%

(1) The percent of the outstanding shares is based upon the number of common shares outstanding as of April 6, 2006 (6,117,790), plus 250,000 common shares that the selling security holder may acquire upon exercise of warrants.

(2) On April 12, 2006, PICO filed an amended Schedule 13D with the Securities and Exchange Commission reporting that it beneficially owns 6,367,790 shares of our common stock. Such amount includes 250,000 common shares, which may be acquired upon exercise of the Common Stock Purchase Warrants beneficially owned directly by PICO.

Certain Transactions

On August 26, 2005, the Company and PICO amended and restated an existing Secured Convertible Promissory Note (the “Restated Convertible Note”). Under the terms of the Restated Convertible Note, the Company could borrow up to $6.0 million at an interest rate of prime plus 2.75%. The Company was obligated to repay all outstanding principal and accrued interest under the Restated Convertible Note on March 28, 2006. The Restated Convertible Note, which was convertible by PICO at any time into shares of HyperFeed’s common stock, provided that the number of shares that PICO would receive in connection with a conversion of any amounts outstanding under the Restated Convertible Note would be determined by dividing the total outstanding amount to be converted by the lesser of $1.36 per share and 80% of the five-day moving average per share price of HyperFeed’s common stock on the date of conversion. The number of shares of HyperFeed’s common stock issuable upon conversion of the Restated Convertible Note was not subject to a cap. In addition, in connection with issuing the Restated Convertible Note, the Company issued to PICO a warrant to purchase 125,000 shares of HyperFeed’s common stock, at an exercise price of $1.70 per share. The warrant expires on August 26, 2008.

On November 1, 2005, PICO elected to convert the $6.0 million borrowed under the terms of the Restated Convertible Note and accrued interest of $0.2 million into 4,546,479 shares of HyperFeed’s common stock at a conversion rate of $1.36 per share. The warrants remain outstanding.

On December 20, 2005, we issued a Promissory Note to PICO in the amount of $0.8 million at an interest rate of 7.0% per annum. In the first quarter of 2006, we issued additional promissory notes to PICO totaling $3.4 million at an interest rate of 7.0% per annum. The principal sum borrowed under the December 20, 2005 Promissory Note and the promissory notes issued in the first quarter of 2006 totaled $4.2 million. In connection with the issuance of the promissory notes in the first quarter of 2006, the December 20, 2005 Promissory Note was cancelled.

On March 30, 2006, the Company issued to PICO a Secured Convertible Promissory Note (the “2006 Convertible Note”) which replaces the promissory notes issued in the first quarter of 2006. Under the terms of the 2006 Convertible Note, the Company may borrow up to $10.0 million at an interest rate of prime plus 2.75%. The Company is obligated to repay all outstanding principal and accrued interest under the 2006 Convertible Note two years from issuance. The 2006 Convertible Note, which is convertible by PICO at any time into HyperFeed’s common stock, provides that the number of shares that PICO would receive in connection with a conversion of any amounts outstanding under the 2006 Convertible Note would be determined by dividing the total outstanding amount to be converted by the lesser of (i) 80% of the five-day moving average per share price of HyperFeed’s common stock on the date of conversion or (ii) 80% of $1.05 per share.

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The number of shares of HyperFeed’s common stock issuable upon conversion of the 2006 Convertible Note is not subject to a cap. In addition, in connection with issuing the 2006 Convertible Note, the Company issued to PICO a warrant to purchase 125,000 shares of HyperFeed’s common stock, at an exercise price of $1.05 per share. The warrant expires on March 30, 2009. As of April 6, 2006, the Company has drawn $4,160,000 on the Note.

As of April 6, 2006, Messrs. Hart and Langley each have beneficial ownership of 25.2% of PICO’s shares; however, Messrs. Hart and Langley each disclaim beneficial ownership of the 3,333,333 PICO shares owned by PICO Equity Investors, L. P., pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Mr. Langley, a Director and Chairman of HyperFeed, is a Director and Chairman of PICO. Mr. Hart, a Director of HyperFeed, is a Director, President and Chief Executive Officer of PICO. As such, Messrs. Hart and Langley each may be deemed to beneficially own the 6,367,790 shares, or 82.0%, of our common stock beneficially owned by PICO. This number of shares deemed beneficially owned includes 250,000 shares of common stock that are issuable upon exercise of two common stock Purchase Warrants issued to PICO, each for 125,000 shares of common stock. Messrs. Hart and Langley each disclaim beneficial ownership of HyperFeed’s common stock held by PICO, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2005, our officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements except: Messrs. Pluschkell, Wojciechowski, and Frapart filed two late reports on Form 4 reporting options granted in May 2005 and November 2005.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is comprised solely of “independent directors” within the meaning of NASD listing standards and Rule 10a-3 under the Securities Exchange Act of 1934, as amended, and it operates under a written charter adopted by the Board of Directors in May 2000. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Mr. Slepicka is an Audit Committee financial expert within the meaning of Rule 10a-3 under the Securities Exchange Act of 1934, as amended.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance and to monitor the independence and performance of the Company’s independent auditors.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent auditors. The Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.

The Audit Committee has reviewed and discussed with the management of HyperFeed and Deloitte & Touche LLP (“Deloitte”), the Company’s independent auditors, the audited financial statements of the Company contained in the Company’s annual report to stockholders for the fiscal year ended December 31, 2005. The Audit Committee also has discussed with representatives of Deloitte the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

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The Audit Committee has received and reviewed the written disclosures and letter from Deloitte required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte their independence. The Audit Committee also has considered whether the provision of other non-audit services to the Company by Deloitte is compatible with maintaining their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Kenneth J. Slepicka, Chair

Louis J. Morgan

Carlos C. Campbell

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Deloitte & Touche (including Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (“Deloitte”)), a certified public accounting firm, has acted as our independent auditors since October 2004, having been appointed by our Board, and anticipate that the Company will engage Deloitte to audit our financial statements at and for the year ending December 31, 2006. The Company also engaged Deloitte to (1) provide tax consulting services to HyperFeed and (2) prepare certain tax filings for HyperFeed and its subsidiaries. A representative of Deloitte is expected to be present at the annual meeting and will have an opportunity to make an independent statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.

In considering the nature of services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U. S. Securities and Exchange Commission (the “SEC”) to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

The Audit Committee has not selected or appointed an independent auditing firm for the fiscal year ending December 31, 2006. The Audit Committee customarily makes this selection and appointment in the third quarter.

Independent Registered Public Accounting Firm Fees and Services.

The following is a summary of the fees billed to us by Deloitte for professional services rendered for the years ended December 31, 2004, and December 31, 2005:

Fee Category	2004 Fees	2005 Fees
Audit Fees	$176,000	$199,000
Audit Related Fees	12,000	—
Tax Fees	25,000	28,000
All Other Fees	—	—
Total Fees	$213,000	$227,000

The Audit Committee approved all fees outlined in the table above.

Audit Fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. KPMG billed HyperFeed

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$42,700 for the reviews of the interim financial statements included in HyperFeed’s Quarterly Reports on Form 10-Q filed during the first and second quarters of fiscal year ended December 31, 2004, which are not included in the table above.

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees” that include the audit of HyperFeed’s 401(k) Retirement Savings Plan.

Tax Fees consist of fees billed for professional services for corporate tax return preparation and filing, compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense.

All Other Fees (if any) consist of fees for products and services other than the services reported above. Deloitte has not billed HyperFeed for any other services performed in 2004 or 2005.

Pre-Approval Policy

Pursuant to Sections 201 and 202 of the Sarbanes-Oxley Act of 2002, the Audit Committee has recommended and the Board of Directors has approved pre-approval guidelines for all audit and non-audit services to be provided by the Company’s independent auditing firm. These pre-approval guidelines are:

1.     At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires the Company’s independent auditing firm to perform.

2.     Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by the Company’s independent auditing firm.

3.     The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve.

4.     As permitted by Section 202(3), the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee’s next scheduled meeting.

5.     Approval by the Audit Committee of all non-audit services shall be disclosed by the Company in its 10-Q and 10-K filings, as required by Section 202(2).

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

To Our Stockholders:

In October 1997, the Board established a Compensation Committee for administering our executive compensation programs. Prior to that time, the entire Board was generally responsible for administering the programs. The Compensation Committee also assumed responsibility for administering our Option Plans from our Incentive Stock Committee.

Compensation Philosophy

Our executive compensation program is intended to attract, develop, reward and retain quality management talent. It is our philosophy that executive compensation should recognize an individual’s contribution to us and should be competitive with compensation offered by other computer software and service companies. To further align executive officers’ interests with those of the stockholders, our executive compensation program also relies on stock option awards.

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Compensation Components

The components of our executive compensation program are as follows: base salary, bonus and stock option awards.

Base Salary.  The Board establishes the base salary to be paid to our chief executive officer based upon recommendations from the Compensation Committee. In determining their recommendations, the Committee takes into account several factors such as an individual’s experience, responsibilities, management and leadership abilities, and job performance in the prior year.

Bonus.  For 2005, the Compensation Committee and the Board approved guidelines for the payment of cash bonuses to executives based upon improvements in the operating performance of the Company. Messrs. Pluschkell, Wojciechowski, and Frapart received bonus payments for 2005 that were paid in the fourth quarter of 2005. No bonuses were awarded in 2004.

Stock Options.  The Board believes stock options are a key long-term incentive vehicle because they provide executives with the opportunity to acquire or increase an equity interest in us and to share in the appreciation of the value of our common stock. Stock option grants, therefore, directly align the executive’s interest with those of the stockholders.

Stock options are granted to the executive officers and other key managers by our Compensation Committee under our 1999 Combined Incentive Stock and Non-Statutory Option Plan and under our 2005 Incentive Plan, upon shareholder approval. Options are generally granted with a three-year vesting and a five-year exercise period in order to encourage executives and managers to take a long-term view of the impact of their individual contributions to us. In determining the number of options to be awarded to each individual, the Committee considers the executive’s level of management responsibility and potential impact on our profitability and growth. During the 2005 fiscal year, options were granted to Messrs. Pluschkell, Wojciechowski, and Frapart at an option price equal to or greater than the fair market value of our stock on the date of grant.

The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related income tax regulations which restrict the deductibility of certain compensation paid to the Company’s Chief Executive Officer and each of the four most highly compensated officers holding office at the end of any year, to the extent such compensation paid to any of these officers exceeds $1,000,000 in any year and fails to qualify for an exemption from the restriction. In view of the Company’s compensation structure, the Compensation Committee believes it is unlikely that this will impact the Company in the near future. The Compensation Committee will continue to monitor this.

Chief Executive Officer Compensation

The Compensation Committee and Board establish the compensation of our Chief Executive Officer. In determining the level of compensation, the Committee and Board consider a variety of factors, such as experience, effectiveness as a manager, leadership skills, and job performance in the prior year, as well as the market value of Chief Executive Officers of similar companies in similar industries.

Compensation Committee

Ronald Langley, Chair

John R. Hart

Kenneth J. Slepicka

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COMPARATIVE CUMULATIVE SHAREHOLDER RETURN

The graph presented below compares the five-year cumulative total return of HyperFeed, the Nasdaq US Index and the Nasdaq Computer & Data Processing Services Stocks index from December 31, 2000 to December 31, 2005. Total return is based on an assumed investment of $100 on December 31, 2000.

Comparison 5-Year Cumulative Total Return

Among Hyperfeed Technologies, Inc., S&P 500 Index, and Russell 2000 Index

Assumes $100 invested on Jan. 1, 2001
Fiscal Year Ending Dec. 31, 2005

	2000	2001	2002	2003	2004	2005
HYPR	100.00	39.04	19.20	39.30	17.28	8.64
Nasdaq Composite Index	100.00	79.20	54.49	82.08	89.55	91.42
Nasdaq Computer Index	100.00	75.75	48.15	72.49	75.04	77.5

Annual Report

Our annual report to stockholders for the fiscal year ended December 31, 2005, including financial statements, accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the annual report, and it is not to be considered as constituting any part of the proxy soliciting material.

Stockholder Proposals

From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at the annual meeting. To be considered, proposals must be submitted on a timely basis. We must receive proposals for the 2007 stockholders’ meeting no later than February 26, 2007. Any such proposals, as well as any questions related thereto, should be directed to our Secretary.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, if a shareholder notifies us after February 22, 2006 of an intent to present a proposal at our 2006 Annual Meeting of shareholders, our proxy holders will

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have the right to exercise discretionary vesting authority with respect to the proposal without including information regarding the proposal in our proxy materials.

Other Matters

Management knows of no other business likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the form of proxy or their substitute will vote said proxy according to their best judgment.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2005 is available without charge to stockholders upon written request to our Principal Accounting Officer and is available on the Company’s Web site, www.hyperfeed.com.

By order of the Board of Directors

GEMMA LAHERA

Principal Accounting Officer

  and Treasurer

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Appendix A

HyperFeed Technologies, Inc.

2005 Long-Term Incentive Plan

1.                                       ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1                                 Establishment.  The HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan (the “Plan”) is hereby established effective as of November 4, 2005 (the “Effective Date”), subject to approval by the shareholders of the Company on that date.

1.2                                 Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s shareholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.

1.3                                 Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.  However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.  Moreover, Incentive Stock Options shall not be granted later than ten (10) years from the date of shareholder approval of the Plan.

2.                                       DEFINITIONS AND CONSTRUCTION.

2.1                                 Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)                                  “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities.  For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)                                 “Award” means any Option, SAR, Restricted Stock Award, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.

(c)                                  “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  “Change in Control” means the occurrence of any of the following events:

(i)                                     The members of the Board on the Effective Date (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the then Incumbent Directors also will be treated as an Incumbent Director; or

(ii)                                  Any “person” including a “group” (as such terms are used in the Exchange Act §§13(d) and 14(d)(2), but excluding the Company, any other Participating Company, any employee benefit plan of the Company or any Participating Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities; or

(iii)                               The consummation of a definitive agreement or a series of related agreements [a] for the merger or other business combination of the Company with or into another entity of which the shareholders of the Company immediately before the effective date of the merger or other business combination own less than 50 percent of the voting power of the surviving business entity immediately after the effective date of the merger or other business combination or [b] for the sale or other disposition of all or substantially all of the assets of the Company to another entity in which the shareholders of the Company immediately before the effective date of such merger or other business combination own less than 50 percent of the voting power immediately after the sale or disposition; or

(iv)                              The liquidation or dissolution of the Company.

(f)                                    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g)                                 “Committee” means the Compensation Committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.

(h)                                 “Company” means HyperFeed Technologies, Inc., a Delaware corporation, or any successor corporation thereto.

(i)                                     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(j)                                     “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.

(k)                                  “Nonemployee Director” means a member of the Board who is not an employee of the Company.

(l)                                     “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(m)                               “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(n)                                 “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(o)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                                 “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)                                     Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)                                  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(q)                                 “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(r)                                    “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s)                                  “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

X = Y(A-B)/A, where

X = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

Y = the total number of shares with respect to which the Participant has elected to exercise the Option;

A = the Fair Market Value of one (1) share of Stock;

B = the exercise price per share (as defined in the Participant’s Award Agreement).

(t)                                    “Nonemployee Director” means a Director who is not an Employee.

(u)                                 “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(v)                                 “Officer” means any person designated by the Board as an officer of the Company.

(w)                               “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(x)                                   “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.

(y)                                 “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(z)                                   “Participant” means any eligible person who has been granted one or more Awards.

(aa)                            “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(bb)                          “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(cc)                            “Performance Award” means an Award of Performance Shares or Performance Units.

(dd)                          “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ee)                            “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

(ff)                                “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(gg)                          “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(hh)                          “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(ii)                                  “Restricted Stock Award” means an Award of Restricted Stock.

(jj)                                  “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 11, as applicable, and the Participant’s Award Agreement.

(kk)                            “Restriction Period” means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(ll)                                  “Retirement”.  Unless the Committee specifies otherwise in the Award Agreement, the date a Participant’s employment, consulting relationship, or membership on the Board of Directors Terminates on or after earlier of [a] reaching age 65 or [b] reaching age 55 and completing at least 7 years of service [as defined in the Company’s tax-qualified

Code §401(k) plan as in effect on the Effective Date, whether or not the Participant is participating in, or eligible to participant in, that plan].

(mm)                      “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(nn)                          “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in shares of Stock of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(oo)                          “Section 162(m)” means Section 162(m) of the Code.

(pp)                          “Securities Act” means the Securities Act of 1933, as amended.

(qq)                          “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(rr)                                “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(ss)                            “Stock-Based Awards” means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 11 of the Plan.

(tt)                                “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(uu)                          “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(vv)                          “Vesting Conditions” means those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2                                 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.                                       ADMINISTRATION.

3.1                                 Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2                                 Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.  In addition, to the extent specified in a resolution adopted by the Board, the Chief Executive Officer of the Company shall have the authority to grant Awards to an Employee who is not an Insider and who is receiving a salary below the level which requires approval by the Committee; provided that the terms of such Awards conform to guidelines established by the Committee and provided further that at the time of making such Awards the Chief Executive Officer also is a Director.

3.3                                 Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4                                 Committee Complying with Section 162(m).  While the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.5                                 Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)                                  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award based on the recommendation of the Chief Executive Officer of the Company (except that Awards to the Chief Executive Officer shall be based on the recommendation of the independent members of the Board in compliance with applicable stock exchange rules and Awards to Nonemployee Directors shall be granted automatically pursuant to Section 7 of the Plan);

(b)                                 to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)                                  to determine the Fair Market Value of shares of Stock or other property;

(d)                                 to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)                                  to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f)                                    to approve one or more forms of Award Agreement;

(g)                                 to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)                                 to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)                                     without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j)                                     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

(k)                                  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(l)                                     to delegate to the Chief Executive Officer or the Chief Operating Officer the authority with respect to ministerial matters regarding the Plan and Awards made under the Plan.

3.6                                 Restrictions on Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof.  This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7                                 Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.                                       SHARES SUBJECT TO PLAN.

4.1                                 Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be six hundred forty-six thousand one hundred twenty (646,120) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2.  Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised.

4.2                                 Adjustments for Changes in Capital Structure.  Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number.  The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.                                       ELIGIBILITY AND AWARD LIMITATIONS.

5.1                                 Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Non-employee Directors.  For purposes of the foregoing sentence, “Employees,” “Consultants”and “Non-employee Directors” shall include prospective

Employees, prospective Consultants and prospective Non-employee Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

5.2                                 Participation.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3                                 Incentive Stock Option Limitations.

(a)                                  Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(b)                                 Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4                                 Award Limits.

(a)                                  Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 646,120 shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock

Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and further subject to the limitation set forth in Section 5.4(b) below.

(b)                                 Aggregate Limit on Full Value Awards.  Subject to adjustment as provided in Section 4.2, in no event shall more than 646,120 shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards (“Full Value Awards”).  Except with respect to a maximum of five percent (5%) of the shares of Stock authorized in this Section 5.4(b), any Full Value Awards which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a Performance Period of at least twelve (12) months.

(c)                                  Section 162(m) Award Limits.  The following limits shall apply in the aggregate to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(i)                                     Options and SARs.  Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding Stock Appreciation Rights which in the aggregate are for more than ninety percent (90%) of the total number of shares of Stock reserved for issuance under the Plan and approved by the Company’s shareholders.

(ii)                                  Restricted Stock and Restricted Stock Unit Awards.  Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than ninety percent (90%) of the total number of shares of Stock reserved for issuance under the Plan and approved by the Company’s shareholders.

(iii)                               Performance Awards.  Subject to adjustment as provided in Section 4.2, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than ninety percent (90%) of the total number of shares of Stock reserved for issuance under the Plan and approved by the Company’s shareholders for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2 million) for each full fiscal year of the Company contained in the Performance Period for such Award.  No Participant may be granted more than one Performance Award for the same Performance Period.

6.                                       TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1                                 Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2                                 Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Nonemployee Director may become exercisable prior to the date on which such person commences Service.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3                                 Payment of Exercise Price.

(a)                                  Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice of exercise electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)                                 Limitations on Forms of Consideration.

(i)                                     Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii)                                  Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4                                 Effect of Termination of Service.

(a)                                  Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.

(b)                                 Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)                                  Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5                                 Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.                                       TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1                                 Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2                                 Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option, and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3                                 Exercisability and Term of SARs.

(a)                                  Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.

(b)                                 Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions that shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4                                 Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.5                                 Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.

7.6                                 Nontransferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

8.                                       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1                                 Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may or may not require the payment of cash compensation for the stock.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4.  If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

8.2                                 Purchase Price.  The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.

8.3                                 Purchase Period.  A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

8.4                                 Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.5                                 Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.  However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.6                                 Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.7                                 Nontransferability of Restricted Stock Award Rights.  Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.                                       TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1                                 Types of Performance Awards Authorized.  Performance Awards may be in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2                                 Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share.  Each Performance Unit shall have an initial value determined by the Committee.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3                                 Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  To the extent compliance with the requirements under Section 162(m) with respect to “performance-based compensation” is desired, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4                                 Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)                                  Performance Measures.  Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry.  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a

Performance Award.  Performance Measures may be one or more of the following, as determined by the Committee:  (i) sales revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes and depreciation and amortization; (vii) net income; (viii) expenses; (ix) the market price of the Stock; (x) earnings per share; (xi) return on shareholder equity; (xii) return on capital; (xiii) return on net assets; (xiv) economic value added; and (xv) market share; (xvi) post-tax profit; (xvii) total shareholder return; (xviii) customer satisfaction; (xix) safety; (xx) customer service; or (xxi) such other measures as determined by the Committee consistent with this Section 9.4(a).

(b)                                 Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

9.5                                 Settlement of Performance Awards.

(a)                                  Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)                                 Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  With respect to a Performance Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.

(c)                                  Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.

9.6                                 Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited.  Such Dividend Equivalents, if any, may be credited to the Participant in the form of cash.   Dividend Equivalents will be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalents will be made in cash and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5.  Dividend Equivalents shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

9.7                                 Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)                                  Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.

(b)                                 Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

9.8                                 Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.                                 TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1                           Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

10.2                           Vesting.  Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

10.3                           Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled.  Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock.  The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the

Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

10.4                           Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

10.5                           Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.  Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

10.6                           Nontransferability of Restricted Stock Unit Awards.  Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.                                 DEFERRED COMPENSATION AWARDS.

11.1                           Establishment of Deferred Compensation Award Programs.  This Section 11 shall not be effective unless and until the Board of Directors takes action through amendment to the Plan and such amendment will include all modifications required for the Plan to comply with the provisions of Code Section 409A.  The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

(a)                                  Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b)                                 Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i)                                     shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii)                                  shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii)                               cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award or Performance Unit.

11.2                           Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)                                  Vesting Conditions.  Deferred Compensation Awards shall not be subject to any vesting conditions.

(b)                                 Terms and Conditions of Stock Units.

(i)                                     Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled.  Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock.  The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement.  Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.

(ii)                                  Settlement of Stock Unit Awards.  A Participant electing to receive an Award of Stock Units pursuant to this Section 11, shall specify at the time of such election a settlement date with respect to such Award.  The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award.  Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.  Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

(iii)                               Nontransferability of Stock Unit Awards.  Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

12.                                 OTHER STOCK-BASED AWARDS.

In addition to the Awards set forth in Sections 6 through 11 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.

13.                                 CHANGE IN CONTROL.

13.1                           Effect of Change in Control on Options and SARs.  Unless otherwise provided in a fully executed written Award Agreement with the Participant, upon the occurrence of a Change in Control all outstanding Options and SARs shall immediately vest and become exerciseable in full and any shares acquired upon the exercise of such Options and SARs shall not be subject to any further Vesting Condition or other conditions.

13.2                           Effect of Change in Control on Restricted Stock and Other Awards.  Unless otherwise provided in a fully executed written Award Agreement with the Participant, upon the occurrence of a Change in Control, the Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to a Restricted Stock Award or other Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived and the Award shall become payable to the extent specified in the Award Agreement.  Any acceleration, waiver, payment or the lapsing of any restriction that was permissible solely by reason of this Section 13.2 and the provisions of the applicable Award Agreement shall be conditioned upon the Change in Control.

14.                                 COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.                                 TAX WITHHOLDING.

15.1                           Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or Net Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2                           Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16.                                 AMENDMENT OR TERMINATION OF PLAN.

The Board or the Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c)  no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee.  In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.  Notwithstanding the above, no amendment or termination of the Plan shall accelerate the payment of any deferred compensation as prohibited by Code Section 409A.

17.                                 MISCELLANEOUS PROVISIONS.

17.1                           Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2                           Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

17.3                           Rights as Employee, Consultant or Nonemployee Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Nonemployee Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.4                           Rights as a Shareholder.  A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

17.5                           Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.6                           Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.7                           Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.8                           Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.  Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion.  In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company.  A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.

17.9                           Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Illinois, without regard to its conflict of law rules.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYPERFEED TECHNOLOGIES, INC.

300 SOUTH WACKER DRIVE, SUITE 300

CHICAGO, ILLINOIS 60606

THE UNDERSIGNED HEREBY APPOINTS PAUL PLUSCHKELL AND GEMMA LAHERA AS PROXIES, EACH WITH THE POWER TO APPOINT A SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE COMMON STOCK OF HYPERFEED TECHNOLOGIES, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 6, 2006 AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 2006 OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(1) ELECTION OF DIRECTORS

/ /            FOR all nominees listed below (except as marked to the contrary below)

/ /            WITHHOLD AUTHORITY to vote for all nominees listed below.

Ronald Langley, John R. Hart, Kenneth J. Slepicka, Louis J. Morgan, Carlos C. Campbell

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT
NOMINEE’S NAME IN THE SPACE PROVIDED BELOW:

(2) To approve the HyperFeed Technologies, Inc. 2005 Long-Term Incentive Plan.

/ / FOR           / / AGAINST          / / ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

THIS PROXY WHEN PROPERLY ENDORSED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. FOR JOINT ACCOUNTS, ALL TENANTS SHOULD SIGN. IF SIGNING FOR AN ESTATE, TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY, TITLE OR CAPACITY SHOULD BE STATED.

DATED: ____________________ , 2006

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD

PROMPTLY USING THE ENCLOSED RETURN ENVELOPE